UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 26, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Seventh Amendment and Restated Loan Agreement
Multiple Advance Term Promissory Note
Revolving Line of Credit Promissory Note
Guaranty Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant
     As reported in our Current Report on Form 8-K dated January 3, 2006, and filed with the Securities and Exchange Commission on January 6, 2006, we are a party to a Sixth Amended and Restated Loan Agreement which provides us with two term loan facilities, an advancing line-of-credit facility and a revolving line-of-credit facility. On October 26, 2006, Natural Gas Services Group, Inc. and Western National Bank, Midland, Texas entered into a Seventh Amended and Restated Loan Agreement, dated as of October 15, 2006, for the purpose of consolidating our existing term loan and advancing line-of-credit facilities into one term loan facility and extending, renewing and increasing our revolving line-of-credit facility.
     The loan facilities provided for under the Seventh Amended and Restated Loan Agreement are evidenced by the following promissory notes:
(1) Multiple Advance Term Promissory Note, dated October 15, 2006, in the original principal amount of $16,891,105.87, made by Natural Gas Services Group, Inc., bearing interest at a fixed rate of 7.5% per annum and maturing on October 1, 2011, the outstanding principal balance of which was $16,891,105.87 on October 26, 2006, which outstanding principal balance evidences a consolidation of the outstanding balances of our prior term loan and advancing line-of-credit facilities; and
(2) Revolving Line of Credit Promissory Note, dated October 15, 2006, in the original principal amount of $40,000,000, made by Natural Gas Services Group, Inc., bearing interest at a fixed rate of 7.5% per annum and maturing on October 1, 2008, the outstanding principal balance of which was $0.00 on October 26, 2006, which Note was given in renewal and extension of and increases our prior revolving line-of-credit loan (such Promissory Note and the above-referenced Multiple Advance Term Promissory Note are collectively referred to herein as, the “Notes”).
     The amounts available for borrowing under our Revolving Line of Credit Promissory Note are subject to a borrowing base limitation equal to the lesser of (i) the face amount of such Note and (ii) a borrowing base amount. The borrowing base amount is based on a percentage of the value of our accounts receivable, lease receivables, equipment, work in process and inventory, less the aggregate outstanding principal balances of the Notes. At the end of each month, we provide a borrowing base report to the bank setting forth our calculation of the borrowing base amount. The bank may, but is not obligated to, redetermine the borrowing base in its sole discretion. If the bank does not redetermine the borrowing base, the amount of the borrowing base set forth in the borrowing base report furnished by us to the bank at the end of each month is deemed to be the redetermined borrowing base, until the bank gives notice to us of a new borrowing base. At October 26, 2006, the borrowing base was $32,000,000.
     If the outstanding principal balance of the Revolving Line of Credit Promissory Note at any time exceeds the then applicable borrowing base, we must, within fifteen business days after notice from the bank, first prepay the principal amount outstanding under such Note in an aggregate amount at least equal to such excess, together with accrued interest on the amount prepaid to the date of such prepayment and, to the extent the excess is not eliminated by the prepayment of such Note, we must next prepay the outstanding principal of our Multiple Advance Term Promissory Note, in an amount equal to the remaining unpaid excess amount.
     The maturity date of our outstanding loans may be accelerated by the bank upon the occurrence of an event of default under the loan agreement. Generally, the events of default specified in the loan agreement include:
•	failure to timely pay the interest on and principal of the loans;

•	any representation or warranty being untrue in any material respect;

•	failure to observe or perform any of the covenants contained in the loan documents;

•	default under any material agreement (other than under the loan agreement) involving $50,000 or more;

•	liquidation or reorganization under any insolvency loan;

•	final judgment against us in the amount of $100,000 or more;

•	the occurrence of a change of control;

•	the occurrence of any event that could have a material adverse effect; or

•	the resignation, removal or other departure from office of the President or Chief Executive Officer of Natural Gas Services Group, Inc., without the appointment within 120 days thereafter of a replacement acceptable to the bank.
     In addition to customary affirmative covenants, the Seventh Amended and Restated Loan Agreement contains various restrictive covenants and compliance requirements. Among these restrictions are limitations on our ability to:
•	dispose of assets;

•	incur additional indebtedness;

•	create liens on our assets;

•	enter into specified investments or acquisitions;

•	repurchase, redeem or retire our capital stock or other securities;

•	merge or consolidate, or transfer all or substantially all of our assets and the assets of our subsidiaries;

•	engage in specified transactions and activities; and
     The Seventh Amended and Restated Loan Agreement also requires that we have:
•	at the end of each month, a current ratio (as defined in the loan agreement) of at least 1.4 to 1.0;

•	at the end of each month, a consolidated tangible net worth (as defined in the loan agreement) of at least $70,000,000;

•	at the end of each quarter, a ratio of consolidated cash flow to consolidated fixed charges (as defined in the loan agreement) of at least 1.5 to 1.0; and

•	at the end of each month, a ratio of consolidated debt to consolidated tangible net worth (as defined in the loan agreement) of not more than 2.0 to 1.0
     Screw Compression Systems, Inc., a subsidiary of Natural Gas Services Group, Inc., has guaranteed payment of the loans to Natural Gas Services Group, Inc.
     Our indebtedness to the bank is secured by substantially all of our assets.
     The above summary of the material provisions of our loan facilities does not purport to be complete and is qualified in its entirety by reference to the terms of the Seventh Amended and Restated Loan Agreement attached to this Current Report on Form 8-K as Exhibit 10.1. and the Multiple Advance Term Promissory Note, Revolving Line of Credit Promissory Note and Guaranty Agreement attached to this Current Report as Exhibits 10.2, 10.3 and 10.4, respectively.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The Exhibits listed below are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

10.1	Seventh Amended and Restated Loan Agreement, dated as of October 15, 2006, between Natural Gas Services Group, Inc. and Western National Bank

10.2	Multiple Advance Term Promissory Note, dated October 15, 2006, in the original principal amount of $16,891,105.87, executed by Natural Gas Services Group, Inc. and payable to the order of Western National Bank

10.3	Revolving Line of Credit Promissory Note, dated October 15, 2006, in the original principal amount of $40,000,000, executed by Natural Gas Services Group, Inc. and payable to the order of Western National Bank

10.4	Guaranty Agreement, dated as of October 15, 2006, made by Screw Compression Systems, Inc. for the benefit of Western National Bank

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman of the
Board of Directors, President and Chief Executive Officer

Dated: November 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Seventh Amended and Restated Loan Agreement, dated as of October 15, 2006, between Natural Gas Services Group, Inc. and Western National Bank

10.2	Multiple Advance Term Promissory Note, dated October 15, 2006, in the original principal amount of $16,891,105.87, executed by Natural Gas Services Group, Inc. and payable to the order of Western National Bank

10.3	Revolving Line of Credit Promissory Note, dated October 15, 2006, in the original principal amount of $40,000,000, executed by Natural Gas Services Group, Inc. and payable to the order of Western National Bank

10.4	Guaranty Agreement, dated as of October 15, 2006, made by Screw Compression Systems, Inc. for the benefit of Western National Bank